EXHIBIT 24.1

                      POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, M. DOUGLAS IVESTER, Chairman of the Board, Chief Executive Officer and a Director of The Coca-Cola Company (the "Company"), do hereby appoint JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1997 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February 1998.


                         /s/M. Douglas Ivester
                            Chairman of the Board,
                            Chief Executive Officer and Director
                            The Coca-Cola Company

                      POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of
The Coca-Cola Company (the "Company"), do hereby appoint
M. DOUGLAS IVESTER, Chairman of the Board, Chief Executive Officer and a Director of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company,
SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1997 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February 1998.


                         /s/James E. Chestnut
                            Senior Vice President
                            and Chief Financial Officer
                            The Coca-Cola Company

                      POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, GARY P. FAYARD, Vice President and Controller of The Coca-Cola Company (the "Company"), do hereby appoint M. DOUGLAS IVESTER, Chairman of the Board, Chief Executive Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1997 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February 1998.


                         /s/Gary P. Fayard
                            Vice President and Controller
                            The Coca-Cola Company

                      POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, HERBERT A. ALLEN, a Director of The Coca-Cola Company (the "Company"), do hereby appoint M. DOUGLAS IVESTER, Chairman of the Board, Chief Executive Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1997 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February 1998.


                         /s/Herbert A. Allen
                            Director
                            The Coca-Cola Company

                      POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, RONALD W. ALLEN, a Director of The Coca-Cola Company (the "Company"), do hereby appoint M. DOUGLAS IVESTER, Chairman of the Board, Chief Executive Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1997 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February 1998.


                         /s/Ronald W. Allen
                            Director
                            The Coca-Cola Company

                      POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, CATHLEEN P. BLACK, a Director of The Coca-Cola Company (the "Company"), do hereby appoint M. DOUGLAS IVESTER, Chairman of the Board, Chief Executive Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1997 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February 1998.


                         /s/Cathleen P. Black
                            Director
                            The Coca-Cola Company

                      POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, WARREN E. BUFFETT, a Director of The Coca-Cola Company (the "Company"), do hereby appoint M. DOUGLAS IVESTER, Chairman of the Board, Chief Executive Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1997 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February 1998.


                         /s/Warren E. Buffett
                            Director
                            The Coca-Cola Company

                      POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, CHARLES W.
DUNCAN, JR., a Director of The Coca-Cola Company (the "Company"), do hereby appoint M. DOUGLAS IVESTER, Chairman of the Board, Chief Executive Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1997 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February 1998.


                         /s/Charles W. Duncan, Jr.
                            Director
                            The Coca-Cola Company

                      POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, SUSAN B. KING, a Director of The Coca-Cola Company (the "Company"), do hereby appoint M. DOUGLAS IVESTER, Chairman of the Board, Chief Executive Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1997 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February 1998.


                         /s/Susan B. King
                            Director
                            The Coca-Cola Company

                      POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, DONALD F. MCHENRY, a Director of The Coca-Cola Company (the "Company"), do hereby appoint M. DOUGLAS IVESTER, Chairman of the Board, Chief Executive Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1997 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February 1998.


                         /s/Donald F. McHenry
                            Director
                            The Coca-Cola Company

                      POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, SAM NUNN, a Director of The Coca-Cola Company (the "Company"), do hereby appoint
M. DOUGLAS IVESTER, Chairman of the Board, Chief Executive Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1997 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February 1998.


                         /s/Sam Nunn
                            Director
                            The Coca-Cola Company

                      POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, PAUL F. OREFFICE, a Director of The Coca-Cola Company (the "Company"), do hereby appoint M. DOUGLAS IVESTER, Chairman of the Board, Chief Executive Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1997 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February 1998.


                           /s/Paul F. Oreffice
                              Director
                              The Coca-Cola Company

                      POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, JAMES D.
ROBINSON III, a Director of The Coca-Cola Company (the "Company"), do hereby appoint M. DOUGLAS IVESTER, Chairman of the Board, Chief Executive Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1997 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February 1998.


                           /s/James D. Robinson III
                              Director
                              The Coca-Cola Company

                      POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, PETER V. UEBERROTH, a Director of The Coca-Cola Company (the "Company"), do hereby appoint M. DOUGLAS IVESTER, Chairman of the Board, Chief Executive Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1997 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February 1998.


                         /s/Peter V. Ueberroth
                            Director
                            The Coca-Cola Company

                      POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, JAMES B. WILLIAMS, a Director of The Coca-Cola Company (the "Company"), do hereby appoint M. DOUGLAS IVESTER, Chairman of the Board, Chief Executive Officer and a Director of the Company, JAMES E. CHESTNUT, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1997 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February 1998.


                         /s/James B. Williams
                            Director
                            The Coca-Cola Company